UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 21, 2008
YELLOWCAKE MINING INC.
(Exact name of registrant as specified in its charter)
Nevada	0001375483	83-0463005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
598 - 999 Canada Place, Vancouver, BC V6C 3E1
(Address of principal executive offices and Zip Code)
Registrant's telephone number, including area code	604-685-4048
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[	] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[	] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[	] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[	] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On July 21, 2008 we announced that we have received the necessary permits from the Colorado Division of Reclamation, Mining and Safety and U.S. Bureau of Land Management to allow drilling on our +3,000 acre Uravan-Beck Property in Montrose County, CO.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
(d)	Exhibits
99.1	News release dated July 21, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YELLOWCAKE MINING INC.

/s/ William Tafuri

William Tafuri

President, Secretary and Treasurer

Date: July 23, 2008